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                                 SCHEDULE 14A
                                (Rule 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_]Confidential, for Use of the
[_]Preliminary Proxy Statement               Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SKY FINANCIAL GROUP, INC.
               (Name of Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies: ________

  (2) Aggregate number of securities to which transaction applies: ___________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________

    ________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction: _______________________

  (5) Total fee paid: ________________________________________________________

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount Previously Paid: ________________________________________________

  (2) Form, Schedule or Registration Statement No.: __________________________

  (3) Filing Party: __________________________________________________________

  (4) Date Filed: ____________________________________________________________

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

REFLECTING THE COMMUNITIES WE SERVE






SKY FINANCIAL GROUP, INC.
NOTICE OF ANNUAL MEETING
AND PROXY STATEMENT

                            221 South Church Street
                           Bowling Green, Ohio 43402

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

                                                                   March 5, 2001

To the Shareholders of Sky Financial Group, Inc.:

   The Annual Meeting of Shareholders of Sky Financial Group, Inc. (the "Company") will be held at The Forum Conference Center, One Cleveland Center, 1375 East 9th Street, Cleveland, Ohio 44114, on April 18, 2001 at 10:00 a.m. (local time) for the purpose of considering and voting upon the following matters:

     1. The election of six (6) Class III Directors to serve a three-year term until the Annual Meeting of Shareholders in 2004; one (1) Class I Director to serve the remainder of the term until the Annual Meeting of Shareholders in 2002; and one (1) Class II Director to serve the remainder of the term until the Annual Meeting of Shareholders in 2003; and

     2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

   Shareholders of record at the close of business on February 16, 2001 are entitled to notice of and to vote at the Annual Meeting of Shareholders. The Proxy Statement and Annual Report of the Company, including financial statements for the year-ended December 31, 2000, have been mailed to all shareholders with this Notice of Annual Meeting.

                                          By Order of the Board of Directors,

                                          W. Granger Souder, Jr.
                                          Secretary


 YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                           Sky Financial Group, Inc.
                            221 South Church Street
                           Bowling Green, Ohio 43402

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

   The Board of Directors of Sky Financial Group, Inc. (the "Company") is soliciting proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 18, 2001, and any adjournments thereof.

   The Company is a financial services holding company headquartered in Bowling Green, Ohio. The mailing address of the principal executive offices of the Company is 221 S. Church Street, Bowling Green, Ohio 43402, and its telephone number is (419) 327-6300. The Company currently operates three commercial banking subsidiaries, a trust company, and several related financial service and data processing companies. Its market area includes Ohio, Pennsylvania, West Virginia, Michigan, and Indiana.

   Each of the 83,117,719 shares of common stock of the Company, without par value ("Common Stock"), outstanding on February 16, 2001, will be entitled to one vote on matters acted upon at the Annual Meeting, either in person or by proxy. The shares represented by all properly executed proxies sent to the Company or its designee will be voted as designated, and in the absence of instructions will be voted in the manner recommended by the Board of Directors of the Company. Any shareholder executing a proxy has the right to revoke it at any time prior to its exercise, by written notice delivered to the Secretary of the Company, by subsequently dated proxy, or by voting in person at the Annual Meeting any time prior to its exercise.

   All costs associated with the solicitation of proxies will be paid for by the Company. Proxies will be solicited primarily by mail, but certain officers and employees of the Company or its subsidiaries may personally solicit proxies without additional compensation. Banks, brokers, and other holders of record will be asked to send proxies and proxy materials to the beneficial owners of Common Stock to obtain necessary voting instructions, and the Company will reimburse them for their reasonable expenses.

   The proxy materials are first being mailed to shareholders on or about March 5, 2001.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

   Under the Code of Regulations of the Company, the Board of Directors is divided into three classes designated as Class I, Class II, and Class III. Each class shall consist of approximately one-third of the total number of directors, as fixed from time-to-time by the Board of Directors. Directors serve staggered three-year terms so that directors of only one class are elected at each annual meeting of shareholders. At this Annual Meeting, certain individuals have been nominated for election to different classes to assure that the Board of Directors is divided into classes of approximately equal size. As of the date of this Proxy Statement, no vacancies exist on the Company's Board of Directors.

   At the Annual Meeting, shareholders will be asked to elect six Class III Directors, one Class I Director and one Class II Director, as described below. If any of the Company's nominees are unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board of Directors recommends or the number of directors constituting the full Board of Directors may be reduced. In accordance with the Company's Code of Regulations and Ohio law, if a quorum is present at the Annual Meeting, the nominees for director who receive the greatest number of votes cast by the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected to serve as directors of the Company. Proxies will be voted in favor of the nominees named below or any substitutes unless otherwise instructed by the shareholder.

Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not affect the election of directors, because such shares are not considered present for voting purposes.

Information as to Nominees

   The following information is provided with respect to each nominee for re-election at the Annual Meeting. Each person listed below has been nominated for election for the remaining term of the class, as indicated. Nominations are made by the Governance Committee of the Board of Directors.

 Class III Directors--Term Expires 2004

                                                                  Period of Service as a
Name, Age, and Certain Biographical Information                   Director
-----------------------------------------------                   ----------------------
Richard R. Hollington, Jr., 68..................................  Director since 1998;
 Senior Partner in the law firm of Baker & Hostetler, LLP. Mr.    Director of
 Hollington is the brother-in-law of George N. Chandler, II, a    subsidiary or
 Class II Director of the Company. Mr. Hollington serves as the   predecessor since
 Company's Lead Director.                                         1958
Fred H. Johnson, III, 39........................................  Director since 1998;
 President and CEO, Summitcrest, Inc., a company which operates   Director of
 Angus cattle farms.                                              subsidiary or
                                                                  predecessor since
                                                                  1987
James C. McBane, 61.............................................  Director since 1998;
 Principal, McBane Insurance Agency, Inc.                         Director of
                                                                  subsidiary or
                                                                  predecessor since
                                                                  1964
Gerard P. Mastroianni, 45.......................................  Director since 1998;
 President, Alliance Ventures, a real estate holding company.     Director of
                                                                  subsidiary or
                                                                  predecessor since
                                                                  1996
Robert E. Spitler, 51...........................................  Director since 1999;
 Managing Partner in the law firm of Spitler, Vogtsberger &       Director of
 Huffman, LLP.                                                    subsidiary or
                                                                  predecessor since
                                                                  1987
Joseph N. Tosh, II, 59..........................................  Director since 1998;
 Officer, Sky Bank, a subsidiary of the Company; formerly         Director of
 President and CEO, Century National Bank & Trust Company, which  subsidiary or was acquired by Citizens Bancshares, Inc., a predecessor of the  predecessor since
 Company.                                                         1986

 Class I Director--Term Expires 2002

                                                                  Period of Service as a
Name, Age, and Certain Biographical Information                   Director
-----------------------------------------------                   ----------------------
D. James Hilliker, 53...........................................  Director since 1998;
 Vice President, Better Food Systems, Inc., a company which owns  Director of
 and operates Wendy's restaurant franchises.                      subsidiary or
                                                                  predecessor since
                                                                  1995

 Class II Director--Term Expires 2003

                                                                  Period of Service as a
Name, Age, and Certain Biographical Information                   Director
-----------------------------------------------                   ----------------------
Marty E. Adams, 48..............................................  Director since 1998;
 Chairman, President and CEO, Sky Financial Group, Inc.;          Director of
 formerly Vice Chairman of the Board, President and CEO of        subsidiary or
 Citizens Bancshares, Inc., a predecessor of the Company.         predecessor since
                                                                  1984

Information as to Directors Whose Term of Office Continues

   The following information is provided with respect to incumbent Class I and Class II Directors who are not nominees for election at the Annual Meeting.

 Class I Directors--Term Expires 2002

                                                                  Period of Service as a
Name, Age, and Certain Biographical Information                   Director
-----------------------------------------------                   ----------------------
Jonathan A. Levy, 40............................................  Director since 1999;
 Partner, Redstone Investments, a real estate development,        Director of
 acquisition, and management firm.                                subsidiary or
                                                                  predecessor since
                                                                  1996
Thomas J. O'Shane, 53...........................................  Director since 1999;
 Senior Executive Vice President, Sky Financial Group, Inc.;      Director of
 formerly CEO of First Western Bancorp, Inc., which was acquired  subsidiary or
 by the Company.                                                  predecessor since
                                                                  1988
Edward J. Reiter, 61............................................  Director since 1998;
 Senior Chairman, Sky Financial Group, Inc.; formerly Chairman    Director of
 and CEO, Mid Am, Inc., a predecessor of the Company.             subsidiary or
                                                                  predecessor since
                                                                  1988
C. Gregory Spangler, 60.........................................  Director since 1998;
 Chairman, Spangler Candy Company, a manufacturer of candy        Director of
 products.                                                        subsidiary or
                                                                  predecessor since
                                                                  1993

 Class II Directors--Term Expires 2003

                                                                  Period of Service as a
Name, Age, and Certain Biographical Information                   Director
-----------------------------------------------                   ----------------------
George N. Chandler, II, 63......................................  Director since 1998;
 Retired Vice President, Cleveland-Cliffs, Inc., a producer of    Director of
 iron ore pellets and iron ore; Mr. Chandler is the brother-in-   subsidiary or
 law of Richard R. Hollington, Jr., a Class III Director of the   predecessor since
 Company.                                                         1997
Robert C. Duvall, 58............................................  Director since 1999;
 Retired; formerly Vice President/Finance and Director of Wampum  Director of
 Hardware Co., an explosives distributor; formerly Director of    subsidiary or
 Nobel Insurance LTD.                                             predecessor since
                                                                  1995
Gregory L. Ridler, 54...........................................  Director since 1999;
 Chairman, Mahoning Valley Region, Sky Bank; formerly President   Director of
 & CEO, Mahoning National Bank of Youngstown, which was acquired  subsidiary or
 by the Company.                                                  predecessor since
                                                                  1988
Emerson J. Ross, Jr., 58........................................  Director since 1998;
 Manager, Corporate Community Relations, Owens Corning, a         Director of
 manufacturer of building materials and composite products.       subsidiary or
                                                                  predecessor since
                                                                  1988

                               BOARD OF DIRECTORS
               MEETINGS, COMMITTEES, FUNCTIONS, AND COMPENSATION

   The Board of Directors of the Company held eight regular and no special meetings in 2000. Each director attended at least 75% of the total meetings of the Board of Directors and its committees held in 2000. To assist in carrying out its responsibilities, the Board of Directors has established five standing committees which are described below.

Executive Committee

   The members of the Executive Committee of the Board of Directors are Marty
E. Adams, James C. McBane, Thomas J. O'Shane, Edward J. Reiter, C. Gregory Spangler, Joseph N. Tosh, II, and Richard R. Hollington, Jr., who serves as Chairperson. The Executive Committee met four times in 2000. The Executive Committee exercises all powers of the Board of Directors in the management of the business and affairs of the Company while the Board of Directors is not in session, subject to certain limitations.

Audit Committee

   The members of the Audit Committee of the Board of Directors are Emerson J. Ross, Jr., C. Gregory Spangler, and Fred H. Johnson, III, who serves as Chairperson. The Audit Committee met five times in 2000. Included among the oversight functions of the Audit Committee are (i) the appointment of the Company's independent auditors; (ii) review of the external audit plan and the results of the auditing engagement; (iii) review of the internal audit plan and results of the internal audits; and (iv) review of the adequacy of the Company's system of internal control. The Audit Committee has adopted a charter, which is attached to this Proxy Statement as Appendix A. The Company's securities are listed on the NASDAQ National Market, and all members of the Audit Committee meet the independence standards of the NASDAQ.

Risk Management Committee

   The members of the Risk Management Committee of the Board of Directors are Jonathan A. Levy, Gregory L. Ridler, and George N. Chandler, II, who serves as Chairperson. The Risk Management Committee met four times in 2000. The Risk Management Committee is responsible for reviewing the adequacy of systems and procedures controlling risk throughout the Company, and its subsidiaries, including credit risk, interest rate risk, market risk, legal risk, reputation risk and transaction risk.

Governance Committee

   The members of the Governance Committee of the Board of Directors are Emerson J. Ross, Jr., Jonathan A. Levy, and Robert C. Duvall, who serves as Chairperson. The Governance Committee met eleven times in 2000. The Governance Committee is responsible for making independent recommendations to the Board of Directors as to best practices for Board governance and evaluation of Board performance, and further serves as the Company's nominating committee, selecting individuals for election to the Board of Directors and considering incumbent directors for nomination for re-election. The Governance Committee considers shareholder nominations for directors in accordance with the Company's Code of Regulations.

Compensation Committee


   The members of the Compensation Committee of the Board of Directors are Robert C. Duvall, Gerard P. Mastroianni, Robert E. Spitler, and D. James Hilliker, who serves as Chairperson. The Compensation Committee met six times in 2000. The Compensation Committee is responsible for the oversight and administration of the compensation and benefit plans of the Company and its subsidiaries. The Compensation

Committee oversees (i) the Company's compensation strategy, policies, and programs; (ii) the compensation levels of directors and executive management;
(iii) management development and succession planning; and (iv) administration of the Company's employee benefit plans.

 Compensation Committee Interlocks and Insider Participation

   Members of the Compensation Committee, or their associates, were customers of or had transactions with the Company or the Company's banking or other subsidiaries in the ordinary course of business during 2000, and additional transactions may be expected to take place in the future. All outstanding loans to directors and their associates, and purchases and placements of investment securities and other financial instruments included in such transactions, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

Compensation of Directors

   Each director of the Company receives an annual cash retainer of $12,000. In addition, non-employee directors receive a fee of $1,000 for each Board of Directors meeting attended and a fee of $500 for each committee meeting attended. Committee chairpersons receive an additional fee of $250 for each committee meeting attended. Each non-employee director received a grant of an option to purchase 565 shares of the Company's Common Stock pursuant to the Amended and Restated 1998 Stock Option Plan for Non-Employee Directors.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

   Generally, under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security with respect to which such person, through any contract, arrangement, understanding, relationship, or otherwise, has or shares voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security). In addition, a person is deemed to be the beneficial owner of a security if he or she has the right to acquire such voting or investment power over the security within sixty days, for example, through the exercise of a stock option.

   The following table shows the beneficial ownership of the Company's Common Stock as of December 31, 2000, by (i) each person who is the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table on page 8; and (iv) all directors and executive officers as a group.

                                           Amount and Nature
                                             of Beneficial
                                            Ownership as of
                                             December 31,     Percent of Class
Five Percent Holder                          2000 (1), (2)   (if 1% or Greater)
-------------------                        ----------------- ------------------
Sky Financial Group, Inc. ...............      8,218,830(3)          9.8%

Directors and Executive Officers
--------------------------------
Marty E. Adams ..........................        223,994
George N. Chandler, II...................        678,789(4)
Robert C. Duvall.........................         98,596
D. James Hilliker........................        111,650
Richard R. Hollington, Jr. ..............        605,383(5)
Fred H. Johnson, III.....................        180,771
Frank J. Koch............................         53,790
Jonathan A. Levy.........................         56,144
Gerard P. Mastroianni....................         46,076
James C. McBane..........................        234,512(6)
Thomas J. O'Shane........................        291,644
Edward J. Reiter.........................        329,161
Gregory L. Ridler........................         49,663
Emerson J. Ross, Jr. ....................         49,383
W. Granger Souder, Jr. ..................         63,065
C. Gregory Spangler......................         58,514
Robert E. Spitler........................        135,006
Kevin T. Thompson........................         33,484
Joseph N. Tosh, II.......................        276,655
All Directors and Executive Officers as a
 group...................................      3,576,277           4.26%

(1) Includes shares held in the name of spouses, minor children, certain relatives, trusts, estates, and certain affiliated companies as to which beneficial ownership may be disclaimed.
(2) The amounts shown represent the total shares owned outright by such individuals together with shares issuable upon the exercise of currently vested, but unexercised stock options. Specifically, vested but unexercised options entitle the following individuals to acquire the indicated number of shares: Mr. Adams, 68,616; Mr. Chandler, 22,409; Mr. Duvall, 14,311; Mr. Hilliker, 41,759; Mr. Hollington, Jr., 31,588; Mr. Johnson, 10,171; Mr. Koch, 25,608; Mr. Levy, 20,662; Mr. Mastroianni, 25,900; Mr. McBane, 29,627; Mr. O'Shane, 149,262; Mr. Reiter, 172,647; Mr. Ridler, 7,483; Mr.
    Ross, 34,468; Mr. Souder, 48,565; Mr. Spangler, 50,905; Mr. Spitler, 17,410; Mr. Thompson, 27,323; Mr. Tosh, 101,232; and all directors and executive officers as a group, 899,944.

(3) Sky Trust, N.A., the Company's trust company subsidiary, was deemed beneficial owner of portions of the referenced number of shares based upon its sole or shared voting or investment power over the shares. Sky Trust holds the shares solely in a fiduciary or custodial capacity under numerous trust relationships, none of which represents more than five percent of the Company's outstanding shares. Sky Trust, in its fiduciary capacity, held 8,218,830 shares of the Company's Common Stock on December 31, 2000. The Company disclaims beneficial ownership of the shares which may be deemed to be beneficially owned by Sky Trust.
(4) Mr. Chandler disclaims beneficial ownership of the reported shares of Common Stock, all of which are pending estate disposition.
(5) The number of shares of Common Stock shown as beneficially owned by Mr. Hollington includes 73,716 shares owned by his wife, for which Mr. Hollington disclaims beneficial ownership.
(6) The number of shares of Common Stock shown as beneficially owned by Mr. McBane includes 36,300 shares held in trust for the benefit of his wife, for which Mr. McBane disclaims beneficial ownership.

                             EXECUTIVE COMPENSATION

   The following table is a summary of certain compensation awarded, paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated executive officers (the "Named Executives").

                           Summary Compensation Table

                                      Annual Compensation                   Long Term Compensation
                               ---------------------------------------- ------------------------------
                                                                          Securities
                                                         Other Annual     Underlying      All Other
Name/Title                Year  Salary       Bonus      Compensation(1) Option/SARs(2) Compensation(3)
----------                ---- --------    ---------    --------------- -------------- ---------------
Marty E. Adams..........  2000 $550,504    $ 277,894                        17,600        $ 102,109
 Chairman, President and  1999  500,912      457,551                        44,000           62,886
 CEO                      1998  346,154      265,000                        54,791           82,956
 Sky Financial Group,
 Inc.

Thomas J. O'Shane.......  2000  275,462      119,176                        11,000           49,920
 Senior EVP               1999  343,235      140,250                        27,500        2,023,148
 Sky Financial Group,     1998  341,898(4)   160,920(4)                     17,583(4)        12,502(4)
 Inc.

Kevin T. Thompson.......  2000  210,353       84,949                         6,600           29,164
 EVP and CFO              1999  180,547      127,683                        16,500           17,229
 Sky Financial Group,     1998   39,577(5)    23,746(5)                     26,620                0
 Inc.

Frank J. Koch...........  2000  185,311      110,000                         4,400           30,976
 EVP, Senior Credit       1999  167,803      118,670                        11,000           19,189
 Officer                  1998  131,730       75,000                        20,664           30,340
 Sky Financial Group,
 Inc.

W. Granger Souder,        2000  175,294       70,791                         4,400           28,986
 Jr. ...................  1999  158,581      112,148                        11,000           18,617
 EVP, General Counsel     1998  151,660      102,100        28,811          13,310           31,608
 Sky Financial Group,
 Inc.

--------
(1) Benefits classified as Other Annual Compensation that did not exceed the lesser of $50,000 or 10% of the Named Executive's annual salary and bonus are not reported. In 1998, Other Annual Compensation for Mr. Souder includes the value of his company automobile ($28,811), which was transferred to him in connection with the Company's elimination of this benefit for officers of the Company.
(2) Options granted have been adjusted for the stock splits, stock dividends, and similar occurrences affecting all outstanding shares.
(3) In 2000, All Other Compensation for Messrs. Adams, O'Shane, Thompson, Koch and Souder consists of contributions under the Company's ESOP Pension Plan, Profit Sharing Plan and 401(k) Plan (Mr. Adams, $17,000; Mr. O'Shane, $17,000; Mr. Thompson, $11,900; Mr. Koch, $17,000; and Mr. Souder,
    $17,000). Also included are amounts accrued under the Company's supplemental retirement plan (Mr. Adams, $83,806; Mr. O'Shane, $31,537; Mr. Thompson, $16,804; Mr. Koch, $13,398; and Mr. Souder, $11,765); and group term life insurance and bank owned life insurance premiums paid by the Company (Mr. Adams, $1,304; Mr. O'Shane, $1,383; Mr. Thompson, $460; Mr. Koch, $578; and Mr. Souder, $221). In 1999, all Other Compensation for
    Mr. O'Shane includes $2,007,941 paid by First Western by operation of the change in control provisions of his employment contract with First Western Bancorp, Inc.
(4) Reflects compensation paid to Mr. O'Shane by First Western Bancorp, Inc.
(5) Reflects portion of 1998 during which Mr. Thompson was employed by the Company.

Stock Options

   The following table sets forth information concerning 2000 grants to the Named Executives of options to purchase Common Stock under the Company's 1998 Stock Option Plan for Employees.

                              Option Grants Table

                                                                         Potential
                                                                     Realizable Value
                                                                     at Assumed Rates
                                                                      of Stock Price
                           Option Grants in Last Fiscal              Appreciation for
                                       Year                           Option Term(1)
                          -------------------------------            -----------------
                          Number of
                          Securities  % of Total Exercise
                          Underlying   Options    Price
                           Options    Granted to   Per    Expiration
Name                       Granted    Employees   Share      Date       5%      10%
----                      ----------  ---------- -------- ---------- -------- --------
Marty E. Adams..........    17,600(2)    6.3%     $15.45    9/20/10  $171,009 $433,370
                             9,850(3)    5.5       16.75   12/29/10   103,760  262,948

Thomas J. O'Shane.......    11,000(2)    4.0       15.45    9/20/10   106,881  270,857
                             9,868(3)    5.5       16.75   12/29/10   103,949  263,428

Kevin T. Thompson.......     6,600(2)    2.4       15.45    9/20/10    64,128  162,514
                             6,728(3)    3.8       16.75   12/29/10    70,873  179,605

Frank J. Koch...........     4,400(2)    1.6       15.45    9/20/10    42,752  108,343
                             3,582(3)    2.0       16.75   12/29/10    37,733   95,662

W. Granger Souder, Jr...     4,400(2)    1.6       15.45    9/20/10    42,752  108,343
                               597(3)    0.3       16.75   12/29/10     6,289   15,937

--------
(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the market value of the Common Stock.
(2) Grant Options--Options were granted as 2000 compensation under the Company's 1998 Stock Option Plan for Employees ("Employee Option Plan") on September 20, 2000 and vest over five years in the following increments:
    40% on the second anniversary of the grant date and an additional 20% on each successive anniversary of the grant date. The option exercise price is not adjustable except for stock splits, stock dividends and similar occurrences affecting all outstanding shares.
(3) Elective Options--Options were granted under the Employee Option Plan on December 29, 2000 in exchange for the individual's voluntary forfeiture of a portion of 2001 salary. Elective options are fully vested on the grant date. The option exercise price is not adjustable except for stock splits, stock dividends, and similar occurrences affecting all outstanding shares.

                       Fiscal Year-End Option/SAR Values

                                                         Number of Shares
                                                            Underlying                 Value of Unexercised
                                                   Unexercised Options /SARs at     In-the-Money Options /Sars
                            Shares                           12/31/00                       at 12/31/00
                          Acquired on    Value    ------------------------------- -------------------------------
Name                      Exercise(#) Realized($) Exercisable(#) Unexercisable(#) Exercisable($) Unexercisable($)
----                      ----------- ----------- -------------- ---------------- -------------- ----------------
Marty E. Adams..........         0             0      71,720          93,544          55,295          22,880
Thomas J. O'Shane.......    81,781     1,016,344     149,262          38,501         790,349          14,300
Kevin T. Thompson.......         0             0      27,323          39,072               0           8,580
Frank J. Koch...........         0             0      27,007          27,381          26,952           5,720
W. Granger Souder, Jr...         0             0      48,565          30,258         129,795          11,924

Employment Contracts and Change in Control Arrangements

 Employment Agreements

   Employment agreements are in effect between the Company and certain key executives (including Mr. Adams, Mr. O'Shane and Mr. Koch).

   The employment agreement with Mr. Adams is for an initial five year term and automatically renews for an additional one year upon each anniversary of the agreement commencing with the third such anniversary, unless prior notice not to renew is given. The agreement provides for an initial base salary of $500,000 for Mr. Adams, which may not be reduced during the term of the agreement. Mr. Adams is eligible to receive an annual target bonus equal to at least 40% of such base salary.

   Mr. Adams' agreement provides for payments upon the executive's termination without "cause" or for "good reason" (as defined in the agreement), or if the agreement is not renewed by the Company, equal to the greater of (i) the sum of Mr. Adams' annual base salary plus targeted annual bonus ("Annual Cash Compensation") multiplied by the number of whole and partial years remaining in the employment term as it existed immediately preceding termination, or (ii) three times Annual Cash Compensation. Welfare benefit continuation will be provided for the remainder of the term. If such termination occurs during the two-year period following a "Change in Control," Mr. Adams would receive the greater of the termination payment described above, or three times the sum of his highest annual rate of base salary and his highest annual bonus during the three-year period immediately prior to the date of termination, and continued welfare benefits for the longer of three-years or the remaining period of the term as it existed immediately prior to termination. Upon any such termination all stock options granted after the effective time shall vest and become immediately exercisable in full.

   If any payments pursuant to the agreements or otherwise would be subject to any excise tax under the Internal Revenue Code, the Company will provide an additional payment such that the executive retains a net amount equal to the payments he would have retained if such excise tax had not applied.

   In connection with the acquisition of First Western Bancorp, Inc., the Company entered into an employment agreement with Mr. O'Shane for a term of ten years. The agreement provides for an initial base salary of $275,000, which may not be reduced during the term of the agreement. Mr. O'Shane is entitled to receive an annual targeted bonus equal to at least 50% of such base salary.

   Mr. O'Shane's agreement provides for a lump sum payment upon the executive's termination without "cause" or for "good reason" (as defined in the agreement), equal to the sum of Mr. O'Shane's annual base salary plus the average of the prior two bonuses paid, times the number of whole and partial years remaining in the employment term. Additionally, the agreement provides that upon Mr. O'Shane's voluntary termination of employment after the third anniversary of the agreement, without "good reason," the Company shall pay to the executive an amount equal to the product of Mr. O'Shane's annual base salary times the number of whole and partial years remaining in the employment term, provided that Mr. O'Shane agrees to the terms of a covenant not-to-compete for a period of two years following termination.

   Citizens Bancshares, Inc., the Company's predecessor, entered into an employment agreement with Mr. Koch, which was assumed by the Company as a result of the October 1998 merger of Citizens and Mid Am. The agreement is automatically extended for an additional two-year period on each anniversary of the agreement, unless the Company gives notice of non-renewal. The agreement provides for a base salary at least equal to the annual salary paid in the preceding year, a bonus at the discretion of the Company, and participation in the Company's profit sharing, health and welfare plans on a basis consistent with other Company executives. The agreement contains a "change in control" provision, which triggered a twenty-four month continuing obligation.

 Change in Control Agreements

   Change in control agreements are in effect between the Company and certain key executives, including Mr. Thompson and Mr. Souder (the "Change in Control Agreements").

   Pursuant to the Change in Control Agreements, the Company and its subsidiaries may terminate an executive officer's employment for any reason or for no reason, with or without notice. The Change in Control Agreements do not change the individual's status as employees at will under the laws of the State of Ohio. In the event of an involuntary termination or diminution of status without cause after a change in control (as defined in the agreements), the executive officers are entitled to compensation payable in a lump sum or monthly installments equal to a percentage of the individual's average total compensation for the immediately preceding two years. The applicable percentage is two hundred percent for Mr. Thompson and two hundred fifty percent for Mr. Souder. The Company and its subsidiaries are not obligated to pay any amount which is in excess of the then maximum amount which is deductible for federal income tax purposes.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee is comprised of four non-employee directors who are not eligible to participate in management compensation programs. The Board of Directors has delegated to the Committee responsibility for the oversight and administration of all compensation and benefit plans of the Company. The Committee retained Buck Consultants, an independent compensation consulting firm and Crowe, Chizek and Company, LLP, to advise the Company on matters of short-term and long-term compensation, respectively, for 2000.

Compensation Policies

   The Committee has adopted a performance-driven compensation philosophy, which seeks to directly link pay to individual results as well as contributions toward team and organizational results. Organizational results are measured in terms of achieving both current and long-term strategic objectives, as established by the Board of Directors from time-to-time. The intended result of this linkage is the alignment of management's interests with those of the Company's shareholders.

   The Company's compensation program includes three core components: base salary, annual cash incentive, and long-term incentive compensation. The Committee manages all three components on an integrated basis to achieve the following objectives: to attract and retain highly qualified management; to provide short-term incentive compensation which varies directly with the Company's financial performance; and to link long-term compensation directly with long-term stock price performance.

Base Salary

   Base salaries for executive management are established annually by the Committee. The Committee also considers the recommendations of the Chief Executive Officer as to setting salaries of all employees, to assure that salaries are competitively established. Salary ranges are determined for each executive position, based upon peer group survey data comprised of reasonably comparable financial services holding companies. For 2000, the Committee established the two-year objective of targeting executive management base salaries at the 50th percentile of the salary range for the specific position, adjusted for individual performance.

Annual Incentive Compensation

   Corporate-wide incentive compensation awards play a key role in implementing the Company's strategy of attracting and retaining qualified executive officers by rewarding quality performance. The Company 's annual cash incentive compensation is based on short-term performance, including (i) achievement of corporate or subsidiary net income and earnings per share goals established by the Boards of Directors; (ii) achievement of work group or departmental goals; and (iii) individual performance. These criteria are weighted on the basis of the participant's job responsibilities and ability to affect the financial performance of the Company or the participant's subsidiary. For example, an award to a senior vice president is comprised of 70% corporate earnings performance and 30% individual and/or workgroup performance, while a bank teller's criteria is weighted 80% on individual and banking center performance and 20% on corporate earnings performance. Incentive compensation for each of the executive officers identified in the Summary Compensation Table is awarded solely on the basis of the consolidated financial performance of the Company.

   Awards under the incentive plan are paid on a matrix, with the payout corresponding to varying levels of achievement in the financial, work group, and individual performance perspectives. Target and maximum bonus percentages for Mr. Adams were 50% and 100% of base salary, respectively. Target and maximum bonus percentages for Messrs. O'Shane, Thompson, Koch, and Souder were 40% and 80% of base salary, respectively. No incentive awards are payable to a plan participant if the Company or the individual's subsidiary, as applicable, fails to meet minimum levels of financial performance established by its respective Board of Directors.

Long-Term Incentive Compensation

   The Committee considers long-term stock-based compensation as an essential tool to aligning the interests of management with that of the Company's shareholders. In its evaluation of the appropriate level of long-term stock-based compensation, the Committee considers industry peer group data, the Company's prior long-term incentive compensation practice, and the number of stock options outstanding relative to the number of shares of the Company's common stock outstanding. Non-qualified options to purchase common stock of the Company were granted to executive officers under the 1998 Stock Option Plan for Employees to encourage these individuals to manage the Company in a manner that would increase long-term shareholder value. Options were granted at an exercise price of 100% of the common stock's market value on the grant date, vest in increments over five years, and will expire 10 years from the date of grant unless the optionee no longer serves as an employee or director of the Company or a subsidiary. Options were granted by the Committee using the Black-Scholes option valuation model and taking into consideration other factors such as dilution, the number of shares of the Company's common stock outstanding, the Company's financial performance, and the officer's individual performance. In 2000, the Committee also considered, but did not take action upon, the issuance of Incentive Stock Options and restricted stock as additional forms of long-term incentive compensation.

   Other long-term compensation includes Company contributions under the Profit Sharing Plan and the Employee Stock Ownership Pension Plan. Profit Sharing Plan contributions are made by the Company if corporate earnings targets set by the Board of Directors are achieved. Contributions under the ESOP are a function of annual cash compensation and are invested in the Company's common stock.

Chief Executive Officer's Compensation

   The Committee established Mr. Adams' base salary for 2000 at $550,000 after considering factors such as the Company's financial performance as measured by ROE and earnings per share, the achievement of the Company's strategic objectives, the development of sound management practices, and comparative compensation data. Using similar criteria, the Committee established Mr. Adams' annual cash incentive opportunity at a range of 50% to 100% of base salary, and granted non-qualified stock options to acquire 16,000 shares of Company common stock at the market price as of the date of grant. Adjusted for the Company's subsequent 10% stock dividend, the grant represents an option to acquire 17,600 shares of Company common stock at a strike price of $15.45.

                                          Respectfully submitted,
                                          The Compensation Committee

                                          D. James Hilliker, Chairperson
                                          Robert C. Duvall
                                          Gerard P. Mastroianni
                                          Robert E. Spitler

                               PERFORMANCE GRAPH

   The following graph shows a comparison of cumulative total shareholder returns for the Company, the Nasdaq Bank Index, and the Russell 2000 Index for the five-year period ended December 31, 2000. The total shareholder return assumes a $100 investment in the common stock of Citizens Bancshares, Inc., the Company's predecessor, and each index on December 31, 1995, and that all dividends were reinvested.

                               [LINE CHART]

                                Sky          Russell       NASDAQ
                             Financial        2000          Bank
                               Group          Index         Index
                             ----------     ----------   ----------

                 1995         100             100           100
                 1996         116             116           129
                 1997         259             142           224
                 1998         210             139           192
                 1999         183             168           181
                 2000         175             163           212

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

   Directors and executive officers of the Company and their associates were customers of, or had transactions with, the Company or the Company's banking or other subsidiaries in the ordinary course of business during 2000. Additional transactions may be expected to take place in the future. All outstanding loans to directors and executive officers and their associates, commitments and sales, purchases and placements of investment securities, and other financial instruments included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. During 2000, the Company retained Baker & Hostetler, LLP, a law firm in which Mr. Hollington is a Senior Partner, for the provision of certain legal services at competitive rates. Also during 2000, Foxgate Farms, Inc., and its affiliated entities paid interest on certain real estate loans to the Company in the normal course of business. Mr. Spitler has a greater than ten percent interest in Foxgate Farms, Inc.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under Section 16 of the Securities Exchange Act of 1934, members of the Board of Directors and certain executive officers of the Company and its subsidiaries file periodic reports with the Securities and Exchange Commission disclosing their beneficial ownership of Common Stock. During 2000, and based solely upon a review of such reports, the Company believes that all filing requirements under Section 16 were complied with on a timely basis.

                                    AUDITORS

   During 2000, the Company engaged Crowe, Chizek and Company LLP to provide audit services for the Company and its subsidiaries and to provide certain non-audit services including advice on accounting, tax, and reporting matters. Pursuant to the recommendation of the Audit Committee, the Board of Directors has retained Crowe, Chizek and Company LLP as its independent auditors for 2001. A representative of Crowe, Chizek and Company LLP will be at the Annual Meeting of Shareholders and such representative will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

   The Company's Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year-ended December 31, 2000. In addition, the Committee has discussed with Crowe, Chizek and Company LLP (Crowe Chizek), the independent auditing firm for the Company, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees.

   The Committee also has received the written disclosures from Crowe Chizek required by Independence Standards Board Standard No. 1, and have discussed with Crowe Chizek its independence from the Company.

   Based on the foregoing discussions and reviews, the Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

   In accordance with rules issued in 2000 related to auditor independence, the table below shows fees for services rendered by Crowe Chizek to the Company and its affiliates during fiscal year 2000.

   Audit Fees (including reviews of Forms 10-Q)..................... $  187,000
   Financial Information Systems Design and Implementation Fees..... $        0
   All Other Fees................................................... $1,413,566

   The Committee has been provided with information regarding the services provided by Crowe Chizek and has considered the compatibility of such services with maintaining the auditors' independence.

                                          Respectfully submitted,
                                          The Audit Committee

                                          Fred H. Johnson, III, Chairperson
                                          Emerson J. Ross, Jr.
                                          C. Gregory Spangler

                           2002 SHAREHOLDER PROPOSALS

   To be considered eligible for inclusion in the Company's Proxy Statement for the 2002 Annual Meeting of Shareholders, a proposal must be made by a qualified shareholder and received by the Company at its principal office in Bowling Green, Ohio, prior to November 6, 2001. Any shareholder who intends to propose any other matter to be acted upon at the 2002 Annual Meeting of Shareholders must inform the Company not less than sixty nor more than ninety days prior to the meeting; provided, however, that if less than seventy-five days' notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder must be received not later than the close of business on the fifteenth day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If notice is not provided by that date, the persons named in the Company's proxy for the 2002 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2002 Annual Meeting.

                                 OTHER BUSINESS

   The Board of Directors of the Company is not aware of any other matters that may come before the Annual Meeting. However, the enclosed proxy will confer discretionary authority with respect to matters which are not now known to the Board of Directors and which may properly come before the meeting.

March 5, 2001                             By Order of the Board of Directors,

                                          W. Granger Souder, Jr.
                                          Secretary

                                                                      Appendix A

                           SKY FINANCIAL GROUP, INC.
                            AUDIT COMMITTEE CHARTER

Statement of Purpose

   The Audit Committee shall assist the Sky Financial Group, Inc. (the Company) Board of Directors in fulfilling its oversight responsibility to the Company's current and potential shareholders and the investment community relating to: the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company; management's establishment and maintaining of processes to assure that an adequate system of internal control is functioning within the Company; and compliance with applicable laws, regulations, and Company policies. This Charter shall be reviewed and approved annually by both the Audit Committee and the Board of Directors.

Responsibilities and Authorized Actions

   In fulfilling its responsibilities, the Audit Committee shall:

  . Recommend independent auditors for nomination each year to the Board for its concurrence and approval. Although Company management will often be centrally involved in the selection process, the Audit Committee and the Board shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor. Concur with independent audit fees negotiated by management for each annual audit of the Company.

  . Establish the duties and responsibilities of the Internal Audit
    Department (Internal Audit) and approve the Internal Audit Charter and Policy documents.

  . Review and concur in the appointment, replacement, reassignment, or dismissal of the Internal Audit Director.

  . Confirm and assure the independence of the independent auditor and the objectivity of Internal Audit and assist in preserving their independence, including the review of a formal written statement from the independent auditor delineating all relationships and compensation between the Company and the independent auditor, consistent with standards issued by the Independence Standards Board. Any disclosed relationships or services which may impact the objectivity and independence of the auditor shall be acted upon by the Audit Committee or the Board to ensure the auditor's continuing independence.

  . Prior to commencement of each annual audit of the Company, meet and review with the independent auditor the scope of their audit procedures and any consulting, tax, or other non-audit services to be provided to the Company or its subsidiaries. Consider the need for expansion of the audit into areas of particular concern to the Directors.

  . Approve the risk assessment methodology and scope of the annual Internal
    Audit Plan of the Company for the ensuing year and concur with significant changes in planned activities. Consider the need for expansion of audits into areas of particular concern to the Directors. Periodically review the adequacy of Internal Audit staffing levels and staff qualifications.

  . Ascertain that a coordinated audit effort exists between the independent auditor and Internal Audit for the annual audit of the Company in order to assure completeness of coverage, reduction of redundant efforts, and effective use of audit resources. Provide an open avenue of communication between the independent auditor, Internal Audit, and the Board in order to maintain their independence from management of the Company and assist them in performing their respective functions.

  . Cause the independent auditor to conduct an interim financial review in accordance with Statement on Auditing Standards #71 prior to the Company's filing of its form 10-Q. Ensure that the auditor discusses matters described in AU section 380, Communications With the Audit Committee, with the Company's Audit Committee Chairman, the Internal Audit Director, and management. Such discussion should include matters relating to significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

  . Cause suitable examination(s) in accordance with 12 CFR 9 to be completed at any Company subsidiaries (or departments of subsidiaries) which provide fiduciary services. Such examinations shall be performed either in conjunction with a risk-based, continuous trust audit program or at least once each calendar year.

  . Concurrent with the completion of each annual audit, meet and review with the independent auditor and management the results of the audit and the form and content of the published annual financial statements.

  . Review the audit and management internal control reports rendered by the independent auditor and Internal Audit with particular concern for any qualifications or significant findings noted in their reports. Ascertain that Company management has replied to issues raised in such reports and obtain satisfaction that corrective action is taken when deemed necessary. Ascertain that Internal Audit follows up to determine that corrective action was taken and is achieving the desired results.

  . Through periodic meetings with the independent auditor, Internal Audit, regulators, and appropriate company management:

   - Determine the adequacy and effectiveness of accounting and financial controls within the Company and elicit any recommendations for any areas in which new or more detailed control procedures are desirable. Particular emphasis should be given to reviewing the adequacy of such controls in the areas of ethical conduct and conflicts of interest, regulatory requirements, and financial reporting procedures.

   - Review the potential impact of recent and prospective pronouncements and developments in accounting and regulatory matters on the Company's financial statements and accounting policies.

   - Discuss with the independent auditor their judgments about the quality of the Company's accounting principles as applied in its financial reporting, including matters relating to the consistency of application of the Company's accounting policies and the clarity, consistency, and completeness of the accounting information contained in the financial statements and related disclosures.

   - Inquire as to any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

   - Inquire as to significant risks or potential exposures and assess the steps management has taken to monitor such risk to the Company.

  . Meet with the independent auditor, the Director of Internal Audit, and/or management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

  . Report periodically to the Board on significant matters and make recommendations as deemed appropriate based upon results of the Committee's activities. Submit the minutes of all Committee meetings to the Board of Directors.

  . Conduct or authorize investigations and inquiries into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain its own independent counsel, accountants, or other consultants to assist in the conduct of any investigation or to perform other special assignments on behalf of the Committee.

  . Do such other things and take such other actions as, in the judgment of the Committee, are necessary or prudent to fulfill the responsibilities of the Committee.

Composition and Membership

   The Audit Committee shall be comprised solely of at least three (3) Directors independent of management who are free from any relationship or service to the Company that, in the opinion of the Board of Directors, might interfere with their exercise of independent judgment in carrying out their responsibilities as a Committee member. Any of the following relationships shall preclude a current or prospective Audit Committee member from being considered independent:

     a. The Director being employed by the Company or any of its affiliates within the past three (3) years;

     b. The Director accepting any compensation in excess of $60,000 during the prior calendar year from the Company or any of its affiliates, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     c. The Director being a member of the immediate family of an individual who is, or who has been in any of the past three (3) years, employed by the Company or any of its affiliates as an executive officer;

     d. The Director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments that exceeded 5% of the Company's or business organization's annual consolidated gross revenues or $200,000, whichever is more, in any of the past three (3) years;

     e. The Director being employed as an executive of another entity where any of the Company's executives serve that entity's compensation committee.

   It shall be the responsibility of each Director to immediately disclose to the Audit Committee Chairman any of the relationships described in this section, or any other such relationship which, either in fact or in appearance, might impact the independent judgment of the Director in their service as a member of the Audit Committee.

   Notwithstanding the above independence requirements, one Director who is not a current employee or an immediate family member of an employee may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the Director is required by the best interests of the Company and its shareholders. If such a Director is appointed to the Audit Committee, the Company shall disclose the nature of the Director's relationship and the reasons for the Board's determination in the next annual proxy statement subsequent to such determination.

   Each member of the Audit Committee must also be financially literate, defined as the ability to read and understand fundamental financial statements, or become so within a reasonable period of time after his or her appointment to the Committee. Additionally, at least one Audit Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

   Appointments to the Committee shall be made by the Chairman of the Board and shall conform to Company's Code of Regulations and all applicable legal and regulatory criteria, as appropriate under the circumstances. Members shall be appointed annually for a term of one (1) year. The Chairman of the

Committee will be chosen by the Chairman of the Board unless, in the opinion of the Board, the appointment should be made directly by the Board. The Chairman shall preside over the meetings of the Committee and may call special meetings, in addition to those regularly scheduled, and will report to the Board the actions and recommendations of the Committee.

   The Committee may have in attendance such representatives of Company management, Internal Audit, the independent auditor, or others as it may deem necessary to provide the necessary information to carry out its duties.

Meetings

   The Audit Committee shall meet no less than four (4) times per year with special meetings called by the Committee Chairman as deemed necessary.

[Logo of Sky Financial Group]

www.skyfi.com

Attn: Camille Nunnari
--------------------------------------------------------------------------------

































--------------------------------------------------------------------------------

                           SKY FINANCIAL GROUP, INC.
                         PROXY VOTING INSTRUCTION CARD

      THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
               ANNUAL MEETING OF SHAREHOLDERS ON APRIL 18, 2001

          The undersigned hereby appoints Robert C. Duvall and C. Gregory Spangler, each of them, proxies, with the powers the undersigned would possess if present with full power of substitution, to vote all common shares of the undersigned in Sky Financial Group, Inc., at the Annual Meeting and at any adjournment or postponement thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on this card. If no directions are given, the proxies will vote for the election of all listed nominees, and at their discretion, on any other matter that may properly come before the Annual Meeting.


     (Continued, and to be signed and dated, on the reverse side.)

                                                  SKY FINANCIAL GROUP, INC.
                                                  P.O. BOX 11486
                                                  NEW YORK, N.Y. 10203-0486




--------------------------------------------------------------------------------

Attn: Camille Nunnari
--------------------------------------------------------------------------------


                                    [LOGO]




Dear Shareholder,

Enclosed is your Notice of Annual Meeting of Shareholders and related Proxy Statement for our 2001 Annual Meeting. Also enclosed is the Company's Annual Report for 2000.

The business of the 2001 Annual Meeting, including the matter to be voted upon as described in the Notice and Proxy Statement, will be conducted on April 18, 2001, at 10:00 a.m. at The Forum Conference Center, One Cleveland Center, 1375 East 9th Street, Cleveland, Ohio. You are welcome to attend this Annual Meeting of Shareholders.

The matters to be acted upon at the meeting are important to you as a shareholder. Therefore, whether or not you plan to attend, we urge you to complete and return the proxy card at your earliest convenience.

We look forward to seeing you at our Annual Meeting.


Sincerely,

/s/ Marty E. Adams

Marty E. Adams
Chairman, President and CEO


                         Please Detach Proxy Card Here
                         .                           .
--------------------------------------------------------------------------------

       ---------------------------

       ---------------------------

Directors recommend a vote FOR Proposal 1.

1.      Election of all Nominees     FOR all nominees             WITHHOLD AUTHORITY  to vote           *EXCEPTIONS
        for Director                 listed below                 for all nominees listed below


Nominees for Director in Class III:  Richard R. Hollington,  Jr.; Fred H. Johnson, III;  James C. McBane;
                                     Gerard P. Mastroianni,  Robert E. Spitler; and
                                     Joseph N. Tosh, II.

Nominee for Director in Class I:     D. James Hilliker.
Nominee for Director in Class II:    Marty E. Adams.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.) *Exceptions__________________________________________________________



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